Pacer Emerging Markets Cash Cows 100 ETF
Schedule of Investments
January 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 92.2%
Brazil - 4.0%
Ambev SA - ADR	235,082	$625,318
CPFL Energia SA	27,010	177,076
EDP - Energias do Brasil SA	39,800	161,041
Telefonica Brasil SA - ADR	63,952	519,930
TIM SA/Brazil - ADR	15,410	178,448
Transmissora Alianca de Energia Eletrica SA	11,136	81,387
		1,743,200
Cayman Islands - 5.8%
China Meidong Auto Holdings Ltd.	39,076	96,679
Geely Automobile Holdings Ltd.	460,800	742,814
JD Logistics, Inc. (a)(b)	126,690	279,840
NetEase, Inc.	12,123	1,074,219
Sino Biopharmaceutical Ltd.	592,050	343,550
		2,537,102
Chile - 2.2%
Cencosud SA	146,787	263,649
Sociedad Quimica y Minera de Chile SA	7,404	722,186
		985,835
China - 21.1%
Aluminum Corp of China Ltd. - Class H	1,978,320	1,052,090
China Coal Energy Co. Ltd. - Class H	957,127	765,345
China Hongqiao Group Ltd.	722,978	835,360
China Shenhua Energy Co. Ltd. - Class H	288,620	896,284
China Tower Corp Ltd. - Class H (b)	7,937,273	900,910
COSCO SHIPPING Holdings Co. Ltd. - Class H	802,527	829,019
Dongfang Electric Corp Ltd. - Class H	141,288	251,542
Hengan International Group Co. Ltd.	39,312	193,022
Jiangxi Copper Co. Ltd. - Class H	379,648	651,698
PetroChina Co. Ltd. - Class H	1,823,200	969,596
Shanghai Fudan Microelectronics Group Co. Ltd. - Class H	181,880	755,016
Yangzijiang Shipbuilding Holdings Ltd.	245,626	241,176
Yanzhou Coal Mining Co. Ltd. - Class H	273,990	878,806
		9,219,864
Colombia - 2.3%
Ecopetrol SA (c)	87,619	997,980
Greece - 1.0%
Hellenic Telecommunications Organization SA	12,759	200,712
OPAP SA	14,850	222,466
		423,178
Hong Kong - 1.1%
Kunlun Energy Co. Ltd.	604,736	476,623
Hungary - 0.2%
Richter Gedeon Nyrt	4,246	95,708
Indonesia - 6.5%
Adaro Energy Tbk PT	3,326,003	656,769
Astra International Tbk PT	1,720,509	688,663
Bukit Asam Tbk PT	1,082,800	245,598
Perusahaan Gas Negara Tbk PT	1,826,067	188,210
Telkom Indonesia Persero Tbk PT - ADR	24,852	646,649
United Tractors Tbk PT	245,613	402,255
		2,828,144
Malaysia - 1.3%
Genting Malaysia Bhd	158,250	105,358
Petronas Chemicals Group Bhd	249,200	487,797
		593,155
Mexico - 5.7%
Arca Continental SAB de CV	36,635	323,150
Coca-Cola Femsa SAB de CV - ADR	3,403	259,241
Fomento Economico Mexicano SAB de CV - ADR	8,929	783,966
Grupo Aeroportuario del Sureste SAB de CV	517	140,624
Grupo Mexico SAB de CV	201,479	896,092
Promotora y Operadora de Infraestructura SAB de CV	8,026	78,331
		2,481,404
Qatar - 2.2%
Industries Qatar QSC	186,090	717,942
Qatar Aluminum Manufacturing Co.	119,240	59,428
Qatar Fuel QSC	39,040	191,461
		968,831
Russia - 0.0% (d)(e)
Alrosa PJSC (a)	91,900	–
Inter RAO UES PJSC	1,901,988	–
LUKOIL PJSC - ADR	2,652	–
Magnit PJSC	1,958	–
Magnit PJSC - GDR	4	–
Magnitogorsk Iron & Steel Works PJSC	106,418	–
Magnitogorsk Iron & Steel Works PJSC - GDR	2,458	–
Severstal PAO	9,320	–
Severstal PAO - GDR	2,129	–
Surgutneftegas PJSC	477,461	–
Tatneft PJSC	3,600	–
		–
South Africa - 8.8%
African Rainbow Minerals Ltd.	11,657	190,096
Anglo American Platinum Ltd.	8,730	644,746
Exxaro Resources Ltd.	29,847	373,533
Impala Platinum Holdings Ltd.	45,331	524,563
Kumba Iron Ore Ltd.	13,465	409,793
Mr Price Group Ltd.	6,954	65,723
MTN Group Ltd.	54,511	460,117
MultiChoice Group	16,112	110,932
Northam Platinum Holdings Ltd. (a)	11,119	109,062
Sibanye Stillwater Ltd. - ADR (c)	43,050	463,218
The Bidvest Group Ltd.	7,580	97,834
Vodacom Group Ltd.	37,041	259,713
Woolworths Holdings Ltd.	31,728	137,506
		3,846,836
Taiwan - 17.5%
AUO Corp. (f)	0	0
Catcher Technology Co. Ltd.	32,382	191,973
Cheng Shin Rubber Industry Co. Ltd.	115,050	132,197
China Airlines Ltd.	509,027	328,897
Eva Airways Corp.	458,197	442,555
Evergreen Marine Corp Taiwan Ltd.	158,886	804,351
Globalwafers Co. Ltd.	17,250	300,475
Innolux Corp. (f)	0	0
Largan Precision Co. Ltd.	2,605	184,367
Lite-On Technology Corp.	50,530	111,747
Micro-Star International Co. Ltd.	29,840	130,193
Nanya Technology Corp.	83,368	160,489
Novatek Microelectronics Corp.	38,734	457,971
Realtek Semiconductor Corp.	19,893	212,015
Sino-American Silicon Products, Inc.	53,667	290,454
Unimicron Technology Corp.	74,290	337,738
United Microelectronics Corp. - ADR (c)	100,988	821,033
Vanguard International Semiconductor Corp.	42,100	139,796
Wan Hai Lines Ltd.	338,062	854,585
Wistron Corp.	638,150	669,499
Wiwynn Corp.	11,090	277,019
Yang Ming Marine Transport Corp.	388,661	809,036
		7,656,390
Thailand - 3.1%
Advanced Info Service PCL	68,509	404,703
Banpu PCL	694,847	244,175
PTT Exploration & Production PCL	133,065	691,326
		1,340,204
Turkey - 7.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	38,035	105,556
BIM Birlesik Magazalar AS	11,771	77,913
Enka Insaat ve Sanayi AS	140,954	222,418
KOC Holding AS	226,366	920,062
Koza Altin Isletmeleri AS	4,201	123,936
Turk Hava Yollari AO (a)	121,420	888,254
Turkcell Iletisim Hizmetleri AS	177,275	342,123
Turkiye Petrol Rafinerileri AS (a)	17,298	543,884
		3,224,146
United Arab Emirates - 2.0%
ADNOC Drilling Co. PJSC	298,090	275,115
Fertiglobe Plc	574,800	625,956
		901,071
TOTAL COMMON STOCKS (Cost $40,023,449)		40,319,671

PREFERRED STOCKS - 6.9%
Brazil - 6..9%
Braskem SA	62,450	287,873
Cia Paranaense de Energia	106,100	163,028
Cia Energetica de Minas Gerais - ADR (c)	154,126	345,242
Gerdau SA - ADR	101,359	658,834
Metalurgica Gerdau SA	227,700	651,302
Petroleo Brasileiro SA - ADR	85,931	886,808
TOTAL PREFERRED STOCKS (Cost $2,755,616)		2,993,087
	Principal Amount
SHORT-TERM INVESTMENTS- 0.3%
Money Market Deposit Accounts - 0.3%
U.S. Bank Money Market Deposit Account 3.300% (g)	$136,449	136,449
TOTAL SHORT-TERM INVESTMENTS (Cost $136,449)		136,449
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.53% (g)	2,007,478	2,007,478
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,007,478)		2,007,478

Total Investments (Cost $44,922,992) - 104.0%		45,456,685
Liabilities in Excess of Other Assets - (4.0)%		(1,735,130)
TOTAL NET ASSETS - 100.0%		$43,721,555

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)
Restriced security as defined in Rule 144(a) under the Securities Act of 1933.  Resale to the public may require registration or may extend only to qualified institutional buyers.  At January 31, 2023, the market value of these securities total $1,180,750, which represents 2.7% of total net assets.

(c)	All or a portion of this security is on loan as of January 31, 2023. The total value of securities on loan is $1,980,796 or 4.5% of net assets.
(d)	Value determined using significant unobservable inputs.
(e)	Less than 0.05%.
(f)	Less than 0.5 shares and $0.50.
(g)	The rate shown is as of January 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 40,319,671	$ -	$ -	$ -	$ 40,319,671
Preferred Stock	2,993,087	-	-	-	2,993,087
Short-Term Investments	136,449	-	-	-	136,449
Investments Purchased with Proceeds from Securities Lending	-	-	-	2,007,478	2,007,478
Total Investments in Securities	$ 43,449,207	$ -	$ -	$ 2,007,478	$ 45,456,685

^ See the Schedules of Investments for break out by country.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ECOW	Balance as of 4/30/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 1/31/2023
Common Stocks	$0	$-	$-	$-	$-	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ECOW	Fair Value as of 1/31/2023	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	$0.00

* Table presents information for eleven securities, which due to the Russian foreign exchange restrictions are not actively trading.